CAPITAL RESERVE	12 Months Ended
Dec. 31, 2025
Capital Reserve
CAPITAL RESERVE

16 CAPITAL RESERVE

Capital reserve constitutes changes in ownership interests in subsidiaries that do not result in a loss of control that are accounted for as equity transactions. Any difference between the amount by which the non-controlling interests is adjusted and the fair value of the consideration paid or received is recognized directly in equity as capital reserve and attributed to the owner of the Company. The carrying amounts of the controlling interests and the non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiaries.

CYTOMED THERAPEUTICS LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Years ended December 31, 2023, 2024 and 2025